Summary Prospectus dated May 1, 2011

Eaton Vance Dividend Builder Fund Class /Ticker A / EVTMX B / EMTMX C / ECTMX I / EIUTX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://funddocuments.eatonvance.com, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 43 of the Fund’s Prospectus and page 32 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C	Class I

Management Fees	0.63%	0.63%	0.63%	0.63%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	n/a
Other Expenses	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	1.09%	1.84%	1.84%	0.84%

(1) Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$680	$902	$1,141	$1,827	$680	$902	$1,141	$1,827
Class B shares	$687	$979	$1,195	$1,962	$187	$579	$ 995	$1,962
Class C shares	$287	$579	$ 995	$2,159	$187	$579	$ 995	$2,159
Class I shares	$86	$268	$ 466	$1,037	$86	$268	$ 466	$1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock (the "80% Policy"). The Fund may invest up to 20% of its net assets in fixed-income securities, including (with respect to up to 10% of its net assets) securities rated BBB by Standard & Poor’s Ratings Group ("S&P") or Baa by Moody’s Investors Service, Inc. ("Moody’s") or below and unrated securities determined by the investment adviser to be of comparable quality (so called "junk bonds"). The Fund may also invest in non-income producing securities. The Fund may invest up to 35% of its total assets in foreign securities, some of which may be located in emerging market countries. As an alternative to holding foreign stocks directly, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts that evidence ownership in underlying foreign stocks). The Fund may invest up to 10% of its net assets in real estate investment trusts and may lend its securities.

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Fund expects to use derivatives principally when seeking to hedge against fluctuations in currency exchange rates through the use of forward currency contracts. Permitted derivatives include: the purchase or sale of forward or futures contracts; options on futures contracts; exchange-traded and over-the-counter options; equity collars and equity swap agreements. The Fund may also engage in covered short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part).

The portfolio managers seek to purchase securities that are reasonably priced in relation to their fundamental value and that may produce attractive levels of dividend income and offer the potential for dividend growth, while growing in value over time. The portfolio managers may also seek to purchase companies that they believe have the potential to initiate or reinstate a dividend in the foreseeable future. Investment decisions are made primarily on the basis of fundamental research. The portfolio managers utilize information provided by, and the expertise of, the investment adviser’s research staff in making investment decisions. In selecting stocks, the portfolio managers consider (among other factors) a company’s earnings or cash flow capabilities, financial strength, growth potential, the strength of the company’s business franchises and management team, sustainability of a company’s competitiveness, and estimates of the company’s net value. The portfolio managers may sell a security when the investment adviser’s price objective for the stock is reached or the fundamentals of the company deteriorate or to pursue more attractive investment options. The portfolio managers seek to manage investment risk by maintaining broad issuer and industry diversification among the Fund's holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection.

The Fund currently invests in Dividend Builder Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective and policies as the Fund.

Principal Risks

Equity Investing Risk. The Fund’s shares are sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole. The prices of stocks may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Market conditions may affect certain types of stocks (such as large-cap stocks) to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels.

Income Risk. The Fund’s ability to distribute income to shareholders will depend on the yield available on the common and convertible securities held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income.

Foreign and Emerging Market Investment Risk. Because the Fund can invest a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries, and as a result, Fund share values may be more volatile. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political and economic risks.

Fixed Income and Convertible Security Risk. The Fund’s shares may be sensitive to increases in prevailing interest rates and the creditworthiness of issuers. Fixed-income securities rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Eaton Vance Dividend Builder Fund	2	Summary Prospectus dated May 1, 2011

Real Estate Investment Trust Risk. Real estate investment trusts ("REITs") are subject to special risks associated with real estate. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivatives’ counterparty is unable to honor its commitments, the value of Fund shares may decline and/or the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates that exceed the costs involved.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2010, the highest quarterly total return for Class A was 17.26% for the quarter ended June 30, 2003, and the lowest quarterly return was –20.45% for the quarter ended September 30, 2008.

Eaton Vance Dividend Builder Fund	3	Summary Prospectus dated May 1, 2011

Average Annual Total Return as of December 31, 2010	One Year	Five Years	Ten Years

Class A Return Before Taxes	2.79%	2.72%	4.39%
Class A Return After Taxes on Distributions	2.07%	1.68%	3.45%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	2.37%	2.31%	3.57%
Class B Return Before Taxes	3.06%	2.83%	4.21%
Class C Return Before Taxes	7.17%	3.15%	4.21%
Class I Return Before Taxes	9.18%	4.19%	5.15%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	1.41%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class I performance shown above for the period prior to June 20, 2005 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the classes. If adjusted for other expenses, returns would be different. Investors cannot invest directly in an Index. (Source for S&P 500 Index: Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR").

Portfolio Managers

Judith A. Saryan, Vice President of BMR, has managed the Portfolio since 1999.

Charles Gaffney, Vice President of BMR, has managed the Portfolio since 2007.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A, Class B and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, "financial intermediaries"), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4462-5/11 DBSP		© 2011 Eaton Vance Management

Eaton Vance Dividend Builder Fund	4	Summary Prospectus dated May 1, 2011